Employee Benefit Plan	12 Months Ended
Dec. 31, 2020
Employee Benefit Plan [Abstract]
Employee Benefit Plan

Note 8—Employee Benefit Plan

We have a 401(k) employee savings plan for eligible employees that provides for a matching contribution from us, determined each year at our discretion. We provided for a matching contribution of $0.1 million and $0.2 million during the years ended December 31, 2020 and 2019, respectively.